SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 29, 2003

SANCHEZ COMPUTER ASSOCIATES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-21705	23-2161560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway, Malvern, PA		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 296-8877

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(a)          Financial Statements.

None

(b)         Pro Forma Financial Information.

None

(c)          Exhibits

99.1 Press Release dated July 29

Item 12.                                                    Results of Operations and Financial Condition

On July 29, 2003, Sanchez Computer Associates, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 30, 2003	SANCHEZ COMPUTER ASSOCIATES, INC.

	By:	/s/ Todd A. Pittman
Todd A. Pittman,
Sr. Vice President
and Chief Financial Officer

EXHIBIT INDEX

DOCUMENT

99.1                           Press Release dated July 29, 2003